Exhibit 99.1

LuxUrban Hotels Inc. Announces Timing of Regular Monthly Dividend for January 2025 for Series A Cumulative Redeemable Preferred Stock

Miami, Florida – January 3, 2025 – LuxUrban Hotels Inc. (Nasdaq: LUXH, LUXHP), which secures long-term operating rights for entire hotels through Master Lease Agreements (MLA) under which it manages the hotel and rents out, on a short-term basis, rooms to business and vacation travelers, today announced the timing for the payment of its declared regular monthly dividend of $0.2708333 per share of its 13.00% Series A Cumulative Redeemable Preferred Stock for January 2025. The dividend will be payable on January 31, 2025 to holders of record as of January 15, 2025. The dividend will be paid in cash.

ABOUT LUXURBAN HOTELS INC.

LuxUrban Hotels Inc. secures long-term operating rights for entire hotels through Master Lease Agreements (MLA) and rents out, on a short-term basis, hotel rooms to business and vacation travelers. The Company is strategically building a portfolio of hotel properties in destination cities by capitalizing on the dislocation in commercial real estate markets and the large amount of debt maturity obligations on those assets coming due with a lack of available options for owners of those assets. LuxUrban’s MLA allows owners to hold onto their assets and retain their equity value while LuxUrban operates and owns the cash flows of the operating business for the life of the MLA.

FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 15, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC, the base prospectus comprising part of the Registration Statement and when filed, the prospectus supplement filed with respect thereto. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

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Contact

Michael James

Chief Financial Officer

LuxUrban Hotels Inc.

mikej@luxurbanhotels.com